TARIFFS ON IMPORTS IN THE UNITED STATES	12 Months Ended
Dec. 31, 2025
Tariffs [Abstract]
TARIFFS ON IMPORTS IN THE UNITED STATES	TARIFFS ON IMPORTS IN THE UNITED STATES
On February 1, 2025, the U.S. government announced the imposition, through the International Emergency Economic Powers Act (IEEPA), of tariffs applicable to all products imported from Mexico, Canada and China. Mexican and Canadian products complying with USMCA preferential rules of origin were exempt from this tariff.

Additionally, on March 12, 2025, the U.S. government imposed, under Section 232, a 25% tariff on virtually all imports of steel and on certain steel derivatives, revoking previously negotiated country-specific exemptions and quota arrangements. The tariff was later raised to 50%. In addition, after several rounds of consultations with domestic producers, a growing number of products containing steel have been added to a list of items subject to this tariff.

Further, on April 2, 2025, the Trump administration announced that the U.S. would implement reciprocal tariffs with trading partners (Mexico is currently not subject to these tariffs), with a minimum tariff of 10% and an extra tariff specific to each country, which was later postponed for 90 days. On August 1, 2025, the U.S. notified various countries about reciprocal tariffs applied on a case-by-case basis. Brazil and Argentina were subject to a reciprocal tariff of 10%. Subsequently, on October 27, 2025, President Sheinbaum announced that Mexico had been granted additional time due to the progress made regarding certain non-tariff barriers identified in Mexico by the USTR. Reciprocal tariffs did not add up to Section 232.

Also on April 2, 2025, the US government confirmed a previously announced 25% tariff under Section 232 on all imported automobiles produced outside the U.S. However, vehicles that comply with the USMCA are only subject to this tariff on their non-U.S. specific content. In the case of auto parts, if they comply with the USMCA they are exempt from the tariff, while parts used in vehicles assembled in the U.S. might qualify for an import adjustment offset amount. In this same line, starting November 1, 2025, President Trump imposed a 25% tariff on all imported medium and heavy-duty trucks. These tariffs apply the same USMCA exceptions for vehicles and parts.

On August 6, 2025, the U.S. government imposed a 40% extra tariff on all imports from Brazil (except for certain excluded products such as goods subject to Section 232 measures) to deal with policies, practices, and actions by the Government of Brazil that constituted an unusual and extraordinary threat to the United States’ national security, foreign policy, and economy.

Tariffs imposed under IEEPA were terminated following a U.S. Supreme Court ruling stating that IEEPA does not authorize the president to impose tariffs absent clear congressional authorization. In replacement of such tariffs, on February 20, 2026, President Trump imposed a temporary import duty under section 122 of the U.S. Trade Act of 1974, consisting of a 10% ad valorem import duty on all articles imported into the United States.

Other countries have announced retaliatory tariffs against U.S. exports. It is also anticipated that parties may bring litigation regarding the timeliness and appropriateness of the Trump administration’s actions. In light of the foregoing uncertainties, Ternium is unable at this time to predict the evolution or ultimate outcome of these developments or to quantify the impact that the tariffs and measures would have on its business or financial condition.